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Exhibit 10.6

Execution Version

DEED OF PRIORITY

DATED 12 February 2003

BETWEEN

THE BANK OF NEW YORK

as Trustee under the Indenture
dated 12 February 2003 between
FIMEP SA and The Bank of New York

THIS DEED is made on 12 February 2003

BETWEEN:

(1)
LUMINA PARENT SARL (a company incorporated in Luxembourg with registered number B.87.573) (the "Parent");

(2)
LUMINA PARTICIPATION SARL (a company incorporated in Luxembourg with registered number B-88254) ("Holdco 2");

(3)
FIMEP SA (a company incorporated in France and registered in Paris under number 421 259 615) ("FIMEP");

(4)
FIMAF SAS (a company incorporated in France and registered in Paris under number 421 391 269) ("FIMAF");

(5)
GP FINANCIERE NEW SUB 1 (a company incorporated in Luxembourg) ("New Sub 1");

(6)
LUMINA HOLDINGS (GIBRALTAR) (a company incorporated in Gibraltar with registered number 86730) ("Gibco"); and

(7)
HIGH YIELD NOTES TRUSTEE, for itself and for the benefit of the holders of the Notes (as defined below).

RECITALS

WHEREAS, the parties wish to set out their agreement in relation to certain rights and obligations arising in connection with the Debt, as set out herein;

THE PARTIES AGREE AS FOLLOWS:

1.     INTERPRETATION

1.1   Definitions

  In this deed, the following terms have the meanings given to them in this Clause 1.1. Capitalised terms used herein without definition shall have the meanings assigned to them in the Indenture (as defined below):

  "Creditor" means each of the High Yield Notes Trustee, the PECS Debt Holders and any Senior Debt Holder;

  "Creditor Accession Deed" means a deed substantially in the form set out in Schedule 1 hereto under which a Creditor becomes a party to this deed;

  "Debt" means the PECs Debt, the Investor Debt, the High Yield Notes Debt and any other Senior Debt;

  "Enforcement Action" means in relation to any Debt, any action whatsoever to:

  (a)
  demand payment, declare prematurely due and payable or otherwise seek to accelerate payment of all or any part of the Debt;

  (b)
  recover all or any part of the Debt (including by exercising any right of set-off or combination of accounts);

  (c)
  exercise or enforce any security right or any other rights under any other document or agreement against any Obligor in relation to (or given in support of) all or any part of the Debt; or

  (d)
  petition for (or take any other steps which may lead to) an Insolvency Event in relation to any Obligor; or

  (e)
  commence legal proceedings against any Obligor.

  "Equity Investors" means (i) the Original Equity Investors, (ii) any other institution or person who becomes a party to any Investor Documents and/or (iii) any Subsidiary of the Equity Investors (or any of them) referred to in Clause (i) or (ii) which is not a Subsidiary of Parent;

  "Existing Intercreditor Deed" means the intercreditor deed dated 26 July 2002, as amended and restated on 5 December 2002 among inter alia FIMEP, FIMAF, the Existing Senior Lenders (as defined therein) and others in the form set out in Schedule 2 hereto (as amended or supplemented from time to time in accordance with the provisions of the Indenture).

  "Existing Senior Credit Agreement" shall have the meaning set out in the Indenture;

  "Final Discharge Date" means the date on which all Senior Debt has been fully discharged and all commitments of the holders of any Senior Debt to FIMEP have come to an end in accordance with the documents governing any Senior Debt;

  "High Yield Notes Debt" means all money and liabilities now or in the future due, owing or incurred by FIMEP under any High Yield Notes Documents in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses, costs, charges and expenses;

  "High Yield Notes Discharge Date" means the date on which all High Yield Notes Debt has been fully discharged and all commitments of the holders of the High Yield Notes to FIMEP have come to an end in accordance with the High Yield Notes Note Documents;

  "High Yield Notes Funding Bonds Assignment Agreement" means the assignment agreement dated the date hereof between FIMEP and the High Yield Notes Trustee;

  "High Yield Notes Documents" means the High Yield Notes, the High Yield Notes Funding Bonds Assignment Agreement and each other related trust deed, indenture, registration rights agreement and ancillary document entered into in connection therewith;

  "High Yield Notes" means the senior notes of FIMEP issued pursuant to the Indenture from time to time;

  "High Yield Notes Trustee" means The Bank of New York, as trustee under the Indenture (and any successor thereof appointed in accordance with the Indenture);

  "Indenture" means the Indenture, dated the date hereof, between FIMEP and the High Yield Notes Trustee;

  "Indebtedness" has the meaning set forth in the Indenture;

  "Insolvency Event" means in any relevant jurisdiction the earlier of the date on which:

  (a)
  a court makes an order, or the board of directors (or equivalent) or shareholders pass a resolution, for the winding up, dissolution, liquidation, bankruptcy, administration or similar matter in respect of any Obligor; or

  (b)
  a liquidator, administrator, receiver or similar official in respect of all or substantially all of the assets of an Obligor is appointed thereto or to its assets.

  "Investor Debt" means all money and liabilities now or in the future due, owing or incurred to any Equity Investor or the Vendor by the Parent or any Subsidiary thereof under any Investor Document (but excluding, for the avoidance of doubt, under the PECS Instruments) in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related costs, charges and expenses;

  "Investor Documents" means each existing or future document or agreement (including constitutional documents, preference shares, preferred equity certificates and any document relating to any Investor Debt or any equity investments in Parent or any Subsidiary thereof) providing for the payment of any amount to an Equity Investor in its capacity as an investor or to the holder of the Vendor Loan Instrument;

  "New Sub 1 PECS" means the preferred equity certificates issued by New Sub 1 and held by Gibco;

  "Obligors" means Parent, Holdco 2, FIMEP, FIMAF, New Sub 1 and Gibco;

  "Original Equity Investors" means Wendel Investissement, Kohlberg Kravis Roberts & Co. LP. and KKR Associates L.P.

  "PECS" means the New Sub 1 PECS, the Subordinated Shareholder PIK Bonds, and any preferred equity certificates or subordinated shareholder debt subscribed for the purposes of funding any Subsidiary of Parent;

  "PECS Instruments" means the preferred equity certificate instruments, bond instrument or loan instrument and related documents in relation to the PECS;

  "PECS Debt" means all money and liabilities now or in the future due, owing or incurred to the PECS Debt Holders under any PECS Instruments in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "PECS Debt Holders" means the Parent, New Sub 1, Gibco and any other person which becomes from time to time a creditor in respect of PECs Debt in accordance with the transfer provisions permitted under this Deed; and

  "Security Agent" shall have the meaning set out in the Existing Intercreditor Deed.

  "Senior Debt" means all Indebtedness of FIMEP unless the instrument under which such Indebtedness is incurred expressly provides that it is pari passu or subordinated in right of payment to the PECS Debt, the Investor Debt or both, save that "Senior Debt" shall not include (a) any prêts parcipatifs granted to and holders of titres participatifs, issued by FIMEP or (b) any obligation in respect of share capital of FIMEP. For the avoidance of doubt, Senior Debt shall include all High Yield Notes Debt.

  "Senior Debt Holder" means the holders of High Yield Notes Debt and any other holder of Senior Debt or any trustee or agent in respect thereof, as applicable, who has executed a Creditor Accession Deed in accordance with the terms of this Deed.

  "Senior Discharge Date" shall have the meaning set out in the Existing Intercreditor Deed;

  "Subordinated Shareholder PIK Bonds" means the subordinated shareholder payment-in-kind bonds issued on the date hereof by FIMEP to New Sub 1; and

  "Vendor Loan Instrument" means the instrument by which the Schneider Electric SA made a loan in the principal amount of €150,000,000 to New Sub 1 on 10 December 2002.

1.2   Construction

  In this deed, unless a contrary intention appears:

  (a)
  a reference to any person is, where relevant, deemed to be a reference to or to include, as appropriate, that person's successors and permitted assignees or transferees;

  (b)
  references to Clauses and schedules are references to, respectively, Clauses of and schedules to this deed and references to this deed include its schedules;

  (c)
  a reference to a statute, statutory instrument or accounting standard or any provision thereof is to be construed as a reference to that statute, statutory instrument or accounting standard or such provision thereof, as it may be amended or re-enacted from time to time;

  (d)
  a time of day is a reference to London time;

  (e)
  the index to and the headings in this deed are inserted for convenience only and are to be ignored in construing this deed;

  (f)
  the parties intend that this document shall take effect as a deed; and

  (g)
  words importing the plural shall include the singular and vice versa.

1.3   Majority consents

  Any consent or instruction required to be given under this deed by the High Yield Notes Trustee will only be given in accordance with the Indenture unless otherwise specified.

2.     EXISTING INTERCREDITOR DEED

2.1   Acknowledgement

  In the event of any conflict between the provisions hereof and the provisions of the Existing Intercreditor Deed, the Existing Intercreditor Deed shall prevail. The Existing Intercreditor Deed shall not be amended or varied in any way by this Deed.

2.2   Effect of Senior Discharge Date

  The provisions of the Existing Intercreditor Deed that govern the relationship between the parties hereto shall continue in full force and effect (as between those parties), notwithstanding the occurrence of the Senior Discharge Date. In such event, all terms used in the Existing Intercreditor Deed and defined by reference to the Existing Senior Credit Agreement will continue to be binding on the parties to this Deed (and shall be deemed to be set out in full in the Existing Intercreditor Deed, notwithstanding termination of the Existing Senior Credit Agreement).

3.     RANKING OF DEBT

  The Debt will rank for all purposes and at all times in the following order:

  (a)
  first, the Senior Debt; and

  (b)
  second, the PECS Debt and the Investor Debt on a pari passu basis.

4.     SUBORDINATION OF PECS DEBT

4.1   Agreement to Subordinate

  Each of FIMEP and the PECS Debt Holders hereby acknowledge and agree for the benefit of the High Yield Notes Trustee and any Senior Debt Holder that the payment of the principal and interest and other amounts on the PECS Debt and any other payment of any kind whatsoever in respect of or on account of the PECS Debt is subordinated:

  (a)
  in the case of the Subordinated Shareholder PIK Bonds, as specified under article L228-97 of the French Commercial Code; and

  (b)
  in the case of all PECS Debt, to the extent and in the manner provided in the Existing Intercreditor Deed and under this Clause 4.

4.2   Agreements contained in the Existing Intercreditor Deed

  Each Obligor and each PECs Debt Holder agrees for the benefit of the High Yield Notes Trustee and any Senior Debt Holder to comply with the provisions of Clause 9 of the Existing Intercreditor Deed.

4.3   Subordination to all Senior Debt

  (a)
  Without prejudice to the provisions of Clause 14.1 of the Existing Intercreditor Deed, each Obligor, for itself and its successors, and each of the PECs Debt Holders agrees that, in the event of any Insolvency Event in respect of FIMEP: (i) the holders of Senior Debt of FIMEP will be entitled to receive irrevocable payment in full in cash of all Obligations due (and that become due thereafter) in respect of such Senior Debt (including interest accruing after the commencement of the relevant Insolvency Event at the rate specified in the applicable Senior Debt, whether or not allowed in any proceeding related to such Insolvency Event) before the PECs Debt Holders will be entitled to receive any payment with respect to PECs Debt; and (ii) until all Obligations with respect to Senior Debt (as provided in Clause (i) above) are irrevocably paid in cash in full, any distribution to which any PECs Debt Holder would be entitled but for this agreement will be made (i) on or prior to the Senior Discharge Date, as set out in the Existing Intercreditor Deed, (ii) at any time thereafter until the High Yield Notes Discharge Date, to the High Yield Notes Trustee for application in accordance with Clause 6 of this Deed, and (iii) at any time thereafter until the Final Discharge Date, to such person or persons as the Senior Debt Holders appoint.

  (b)
  To give effect to the foregoing, each Obligor agrees that, upon the occurrence of an Insolvency Event in relation to an Obligor, the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of that Obligor or their proceeds shall be directed by the Creditors (other than the High Yield Notes Trustee and the holders of Senior Debt) to pay distributions of any kind in relation to the PECs Debt: (i) on or prior to the Senior Discharge Date, as set out in the Existing Intercreditor Deed, (ii) at any time thereafter until the High Yield Notes Discharge Date, to the High Yield Notes Trustee for application in accordance with Clause 6 of this Deed, and (iii) at any time thereafter until the Final Discharge Date, to such person or persons as the Senior Debt Holders appoint.

4.4   Turnover

  If at any time on or before the Final Discharge Date:

  (a)
  Gibco, Parent, any Subsidiary of Parent or any other PECs Debt Holder receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any PECS Debt;

  (b)
  Gibco, Parent, any Subsidiary of Parent or any other PECs Debt Holder receives or recovers proceeds pursuant to any Enforcement Action in respect or on account of any PECS Debt;

  (c)
  Debtco, Parent, any Subsidiary of Parent or any other PECs Debt Holder makes any payment or distribution of any kind whatsoever in respect or on account of the purchase or other acquisition of any PECS Debt; or

  (d)
  any PECS Debt is discharged by set-off, combination of accounts or otherwise,

  the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received (i) on or prior to the Senior Discharge Date, as set out in the Existing Intercreditor Deed, (ii) at any time thereafter until the High Yield Notes Discharge Date, to the High Yield Notes Trustee (subject to the exceptions permitted under sub-Clauses 9.1 (i) to (v) inclusive of the Intercreditor Deed) for application under Clause 6 of this Deed after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the holders of Senior Debt, and (iii)at any time thereafter until the Final Discharge Date, to such person or persons as the Senior Debt Holders may appoint for application under Clause 6 of this Deed after deducting costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, such person or persons will hold these amounts and distributions in trust for the Senior Debt Holders.

  For the avoidance of doubt, the provisions of Clauses 4.4 (a) to (d) do not apply to the transactions referred to in Clauses 9.1(i) to (v) (inclusive) of the Existing Intercreditor Deed.

4.5   Continuing Offer

  This Clause 4 shall constitute a continuing offer to all persons who, in reliance upon the provisions of this Deed, become holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt and any one or more of them may enforce such provisions.

5.     SUBORDINATION OF INVESTOR DEBT

5.1   Agreement to Subordinate

  Each Obligor hereby acknowledges and agrees for the benefit of the High Yield Notes Trustee and any Senior Debt Holders that the payment of the principal and interest on the Investor Debt and any other payment of any kind whatsoever in respect of or on account of the Investor Debt is subordinated to the extent and in the manner provided in the Existing Intercreditor Deed and under this Clause 5.

5.2   Agreements contained in the Existing Intercreditor Deed

  Each Obligor agrees for the benefit of the High Yield Notes Trustee and the Senior Debt Holders to comply with the provisions of Clause 7 of the Existing Intercreditor Deed.

6.     APPLICATION OF RECOVERIES

6.1   Application

  All amounts recovered by or paid to the High Yield Notes Trustee and any Senior Debt Holder under this deed (whether under the turnover provisions or otherwise) shall be applied in the following order:

  (a)
  first, (and only in the event that the Senior Discharge Date has not yet occurred) to the Security Agent for application in accordance with Clause 15 of the Existing Intercreditor Deed;

  (b)
  second, in payment of unpaid fees, costs and expenses (including interest on those unpaid fees, costs and expenses recoverable under the High Yield Notes Documents) incurred by or on behalf of the High Yield Notes Trustee and any Senior Debt Holders (and any receiver, adviser or agent appointed by them) and any Senior Debt Holders and the remuneration of the High Yield Notes Trustee, any Senior Debt Holders and their respective advisers and agents under the High Yield Notes Documents or the documents entered into in connection with any such Senior Debt (as applicable);

  (c)
  third, in payment to all holders of Senior Debt (as their interests may appear); and

  (d)
  fourth, in payment of the surplus (if any) to FIMEP or any other person entitled to it (including any other Obligors as the case may be),

  and pending that application shall be held on trust (i) prior to the High Yield Notes Discharge Date by the High Yield Notes Trustee and (ii) thereafter until the Final Discharge Date by such person or persons as the Senior Debt Holders may appoint, in each case for the beneficiaries entitled to it. For the avoidance of doubt, following the occurrence of the Senior Discharge Date, all amounts so recovered shall be applied in accordance with the provisions of sub-Clauses (b), (c) and (d) above.

6.2   Existing Intercreditor Deed

  Each Obligor acknowledges and agrees to instruct the Security Agent that any moneys otherwise payable by the Security Agent to any of them pursuant to Clause 15.1(h) of the Existing Intercreditor Deed shall instead be paid to the High Yield Notes Trustee (until the High Yield Notes Discharge Date) and thereafter until the Final Discharge Date to the Senior Debt Holders (or such person or persons as they may appoint to receive it on their behalf) for application pursuant to Clause 6.1.

7.     PROTECTION OF SUBORDINATION

7.1   Continuing subordination

  The subordination provisions in this deed constitute a continuing subordination and benefit to the ultimate balance of all Senior Debt regardless of any intermediate payment or discharge of the Senior Debt in whole or in part.

7.2   Waiver of defence

  The subordination and priority provisions in this deed will not be affected by any act, omission or circumstance which (but for this provision) may operate to release or otherwise exonerate any Obligor or the PECS Debt Holders from their obligations under this deed or otherwise affect those subordination and priority provisions, including:

  (a)
  any time or indulgence granted to or composition with any Obligor or any other person;

  (b)
  the taking, amendment, compromise, renewal or release of or refusal to enforce any rights, remedies or securities against or granted by any Obligor or any other person;

  (c)
  any legal limitation, disability, incapacity or other circumstance relating to any Obligor or any other person or any amendment to the terms of this deed or any other document or security (including the High Yield Note Documents, the PECS Instruments, the Investor Documents and any documents entered into in connection with any Senior Debt); or

  (d)
  any fluctuation in or partial repayment or prepayment of any Senior Debt.

8.     REPRESENTATIONS AND WARRANTIES

  Each party to this deed (other than the High Yield Notes Trustee) represents and warrants to and for the benefit of each of the other parties to this deed that it:

  (a)
  is duly established and (if a company) duly incorporated and validly existing with limited liability under the laws of the place of its incorporation and has the power to own its assets and carry on its business;

  (b)
  has the power and capacity to enter into and comply with its obligations under this deed; and

  (c)
  has taken all necessary action:

  (i)
  to authorise the entry into and compliance with its obligations under this deed;

  (ii)
  to ensure that its obligations under this deed are valid, legally binding and enforceable in accordance with their terms; and

  (iii)
  to make this deed admissible in evidence in the courts of England and, where such party is incorporated or organised elsewhere, in the jurisdiction in which it is incorporated or organised (and where incorporated or organised in France, subject to translation and timbre de dimension in France).

9.     INFORMATION AND CO-OPERATION

9.1   Information

  The Parent (on behalf of itself and each other Obligor) authorises each Creditor to disclose to each other Creditor all information relating to the Parent and its Subsidiaries coming into the possession of that Creditor in connection with any High Yield Notes Document, PECS Instrument, Investor Document or any documents entered into in connection with any Senior Debt (including the respective amounts of Debt outstanding from time to time).

9.2   Notification of breach

  Each party to this deed (other than the High Yield Notes Trustee and any other trustee or agent appointed in respect of any Senior Debt) will notify the High Yield Notes Trustee and any other Senior Debt Holders of any breach of the provisions of this deed promptly upon that party becoming aware of that breach.

10.   COSTS AND EXPENSES

  The Obligors will indemnify the High Yield Notes Trustee and any other Senior Debt Holders on demand from and against any loss which it may incur in connection with the negotiation, preparation, execution, amendment, release and/or enforcement or attempted enforcement of, or preservation of its rights under this deed, including any present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent jurisdiction in connection with the execution or enforcement of this deed or in consequence of any payment being made under this deed (whether made by an Obligor or a third person) being impeached or declared void for any reason whatsoever.

11.   NOTICES

11.1 Mode of service

  (a)
  Except as specifically provided otherwise in this deed, any notice, demand, consent, agreement or other communication (a "Notice") to be served under or in connection with this deed will be in writing and will be made by letter or by facsimile transmission to the party to be served.

  (b)
  The address and facsimile number of each party to this deed for the purposes of Clause 11.1(a) are:

  (i)
  the address and facsimile number shown immediately after its name on the signature pages of this deed (in the case of any person who is a party as at the date of this deed);

  (ii)
  the address and facsimile number notified by that party for this purpose to the High Yield Notes Trustee on or before the date it becomes a party to this deed (in the case of any person who becomes a party after the date of this deed); or

  (iii)
  any other address and facsimile number notified by that party for this purpose to the High Yield Notes Trustee by not less than five Business Days' notice.

11.2 Deemed service

  (a)
  Subject to Clause 11.2(b), a Notice will be deemed to be given as follows:

  (i)
  if by letter, when delivered personally or on actual receipt; and

  (ii)
  if by facsimile, when delivered.

  (b)
  A Notice given under Clause 11.2(a) but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

12.   CHANGES TO PARTIES

12.1 Assignment and transfers by the Obligors

  None of the Obligors may assign or transfer all or any part of its rights, benefits or obligations under this deed.

12.2 Assignments and transfers by Creditors

  (a)
  Subject to Clause 12.1(Assignment and transfers by the Obligors), a Creditor (in this capacity, the "Transferor") may at any time assign any of its rights under this deed or transfer any of its rights and obligations under this deed to any person (a "Transferee") to whom a Transferor is permitted to assign or transfer rights, benefits and obligations under the High Yield Notes Documents, the PECS Instruments or the documents entered into in connection with any Senior Debt (as the case may be).

  (b)
  An assignment or transfer will only be effective if (i) the High Yield Notes Trustee and any other Senior Debt Holder executes a Creditor Accession Deed duly completed and signed on behalf of the Transferee under which the Transferee agrees to be bound by all of the terms of this deed as if it had originally been party to this deed as a Creditor, and (ii) in respect of a Transferee who is becoming a PECS Debt Holder, FIMEP registers such Transferee as the holder of all PECS Debt being transferred to it.

  (c)
  Subject to the prior approval of FIMAF, any Senior Debt Holder may (at its option), agree to be bound by, and to enjoy the benefits of, the terms of this Deed as if it had originally been a party hereto by executing a Creditor Accession Deed.

  (d)
  Each of the parties to this deed (other than the Transferee and any other Senior Debt Holder) irrevocably authorises the High Yield Notes Trustee to execute on its behalf any Creditor Accession Deed which has been duly completed and executed on behalf of the Transferee.

  (e)
  The High Yield Notes Trustee will promptly notify the other parties to this deed of the receipt and execution by it on their behalf of any Creditor Accession Deed.

12.3 Benefit of deed

  This deed will be binding upon, and inure for the benefit of, each party to it and its or any subsequent permitted successors or assigns. This deed shall cease to be binding on a Creditor from and after the date it ceases to be a Creditor.

13.   MISCELLANEOUS

13.1 No implied waivers

  (a)
  No failure or delay by the High Yield Notes Trustee or any other Senior Debt Holder in exercising any right, power or privilege under this deed will operate as a waiver of that right, power or privilege, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise of that right, power or privilege, or the exercise of any other right, power or privilege.

  (b)
  The rights and remedies provided in this deed are cumulative and not exclusive of any rights and remedies provided by law.

  (c)
  A waiver given or consent granted by any party under this deed will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

13.2 Invalidity of any provision

  (a)
  If any provision of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

  (b)
  Without prejudice to the generality of paragraph (a) above, the obligations of any Obligor under this deed will not extend beyond a point where they would cause the infringement of section 151 of the Companies Act 1985 or any similar enactments or provisions in any other jurisdiction.

13.3 Counterparts

  This deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.

13.4 Perpetuity period

  The perpetuity period applicable to the trusts created by this deed is 90 years.

13.5 Third party rights

  The Contracts (Rights of Third Parties) Act 1999 shall apply to this deed only in respect of the benefit of the subordination provisions being extended to holders of Senior Debt under Clause 4 (Subordination of PECS Debt) and no other third party shall have any rights under this deed.

13.6 Liquidation of Parent, Holdco 2 and New Sub 1

  Parent, Holdco 2, Gibco and New Sub 1 being a party to this deed shall not prevent the liquidation of any of them to the extent not prohibited by the High Yield Notes Documents whereupon they will cease to be parties to this deed for all purposes.

13.7 Termination

  This deed shall terminate on the Final Discharge Date.

14.   GOVERNING LAW AND SUBMISSION TO JURISDICTION

14.1 Governing law

  This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by, and construed in accordance with, English law.

14.2 Submission to jurisdiction

  For the benefit of each party to this deed, each other party to this deed irrevocably submits to the jurisdiction of the courts in England for the purpose of hearing and determining any dispute arising out of this deed and for the purpose of enforcement of any judgment against its assets.

14.3 Freedom of choice

  The submission to the jurisdiction of the courts referred to in Clause 14.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of any Senior Debt Holder to take proceedings against any Obligor or other party hereto in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

14.4 Service of process

  Without prejudice to any other permitted mode of service, each Obligor agrees that service of any claim form, notice or other document for the purpose of any proceedings in such courts shall be duly served upon it if delivered or sent by registered post to Hackwood Secretaries Limited at One Silk Street, London EC2Y 8HQ or such other address in England or Wales as FIMAF may notify from time to time to the High Yield Notes Trustee.

IN WITNESS whereof this deed has been duly executed on the date first above written.

SCHEDULE 1
Creditor Accession Deed

THIS DEED is made on    •

BETWEEN:

(1)
•    (the ["New PECS Debt Holder/New High Yield Notes Trustee/New Senior Debt Holder"]); and

(2)
•    in its capacity as High Yield Notes Trustee under the Deed of Priority. [and]

(3)
[    •    in its capacity as a Senior Debt Holder under the Deed of Priority].

RECITALS:

(A)
This deed is supplemental to an deed of priority dated 12 February 2003 (the "Deed of Priority") between    •    .

(B)
This deed has been entered into to record the accession of the [New Creditor] as [a PECS Debt Holder/the High Yield Notes Trustee/New Senior Debt Holder] under the Deed of Priority.

IT IS AGREED as follows:

1.     DEFINITIONS

  Words and expressions defined in the Deed of Priority have the same meanings when used in this deed.

2.     ACCESSION OF NEW CREDITOR

2.1
The [New Creditor] agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of, the Deed of Priority as if it had originally been party to the Deed of Priority as [a PECS Debt Holder/the High Yield Notes Trustee/a Senior Debt Holder].

2.2
The [New Creditor]] confirms that its address details for notices in relation to Clause [    ] (Notices) are as follows:

Address:	•
Facsimile:	•
Attention of:	•
2.3
The High Yield Notes Trustee [and any other Senior Debt Holder] for itself and the other parties to the Deed of Priority other than the [New Creditor] confirms the acceptance of the [New Creditor] as [a PECS Debt Holder/the High Yield Notes Trustee/a Senior Debt Holder] for the purposes of the Deed of Priority.

3.     COUNTERPARTS

  The deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.

4.     LAW

  This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by and construed in accordance with English law.

IN WITNESS whereof this deed has been duly executed on the date first above written.

Signatories to the Creditor Accession Deed

[The New Creditor]
Executed as a deed by	)
[Name]	)
acting by [a director and its	)
secretary/two directors]	)

Director .........................................

Director/Secretary .........................

The High Yield Notes Trustee
Executed as a deed by	)
[Name]	)
acting by [a director and its	)
secretary/two directors]	)

Director .........................................

Director/Secretary .........................

[Senior Debt Holder]
Executed as a deed by	)
[Name]	)
acting by [a director and its	)
secretary/two directors]	)

Director .........................................

Director/Secretary .........................

SCHEDULE 2
EXISTING INTERCREDITOR DEED

Signatories to the Deed of Priority

The Parent

Executed as a deed by		)
LUMINA PARENT SARL		)
acting by its authorised signatories		)

Authorised Signatory

Authorised Signatory

Notice Details

Address:	15, rue de la Chapelle L-1325 Luxembourg
Facsimile:	00 33 155 31 7930
Attention:	Arnaud Desclèves

Holdco 2

Executed as a deed by		)
LUMINA PARTICIPATION SARL		)
acting by its authorised signatory		)

Authorised Signatory

Notice Details
As for the Parent

FIMEP

Executed as a deed by		)
FIMEP SA		)
acting by its authorised signatory		)

Authorised Signatory

Notice Details
Address:	89, rue Taitbout 75009 Paris
Facsimile:	00 33 142 85 2367
Attention:	Jean-Bernard Lafonta

FIMAF

Executed as a deed by	)
FIMAF SAS	)
acting by its authorised signatory	)

Authorised Signatory

Notice Details
As for FIMEP

Gibco

Executed as a deed by	)
LUMINA HOLDINGS (GIBRALTAR))
acting by its authorised signatories	)

Authorised Signatory

Authorised Signatory

Notice Details

New Sub 1

Executed as a deed by	)
GP FINANCIERE NEW SUB 1)
acting by its authorised signatory	)

Authorised Signatory

Notice Details
As for the Parent

High Yield Notes Trustee

Executed as a deed by	)
THE BANK OF NEW YORK	)
acting by its authorised signatories	)

Authorised Signatory

Authorised Signatory

Notice Details

QuickLinks

  Exhibit 10.6
CONTENTS
RECITALS
SCHEDULE 1 Creditor Accession Deed
Signatories to the Creditor Accession Deed
SCHEDULE 2 EXISTING INTERCREDITOR DEED
Signatories to the Deed of Priority